Exhibit 99.1

COMPUTER SOFTWARE INNOVATIONS, INC. ANNOUNCES FIRST QUARTER

2011 FINANCIAL RESULTS

EASLEY, SC – (MARKET WIRE) – May 16, 2011 – Computer Software Innovations, Inc. (OTCBB: CSWI), CSI Technology Outfitters™ (“CSI”) today announced its financial results for the first quarter ended March 31, 2011.

Financial Highlights

•	Revenues of $10.1 Million for the First Quarter of 2011 compared to $10.4 million in the First Quarter of 2010;

•	Gross Profit of $1.7 Million for the First Quarter of 2011 compared to $2.4 million in the First Quarter of 2010;

•	Operating Loss of $0.7 Million for the First Quarter of 2011 compared to loss of $0.1 million for the First Quarter of 2010;

•	Net Loss of $0.5 Million for the First Quarter of 2011 compared to a loss of $0.2 million for the First Quarter of 2010.

Financial Results

Revenues for the first quarter of 2011 were approximately $10.1 million, a decrease of $0.3 million, or 3%, in comparison to the first quarter of 2010. The decrease in revenue was due to a $0.3 million decrease in the Financial Management Applications Segment from anticipated temporary delays in installations at customer requests, offset by slight increases in the Cloud Services Segment and Technology Solutions Segment.

Gross Profit for the first quarter of 2011 was approximately $1.7 million, a decrease of $0.7 million, or 28%, compared to the same period of the prior year. The decrease was due to a $0.4 million decrease from the Financial Management Applications Segment, a $0.2 million decrease from the Cloud Services Segment and a $0.1 million decrease from the Technology Solutions Segment.

Operating loss for the first quarter of 2011 was approximately $0.7 million, an increase of $0.6 million, or 379%, compared to the same period of the prior year. The increase in operating loss came from the decrease in gross profit, partially offset by a decrease in operating expenses.

Net loss for the first quarter of 2011 was approximately $0.5 million or $0.08 loss per basic and diluted share, compared to a net loss of $0.2 million or $0.03 loss per basic and diluted share for the first quarter of 2010.

Earnings before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) for the first quarter of 2011 was approximately ($0.2) million, a decrease of $0.6 million, or 152%, compared to the same period of the prior year. (EBITDA is a non-GAAP financial measure. See reconciliation to GAAP measure Net Income (Loss) which follows).

Nancy Hedrick, CEO of CSI, stated, “Due to the seasonality of our business, we often incur a loss in the first quarter. Considering the additional expenses associated with the introduction of our new cloud solutions, which we believe will begin to impact revenues more significantly in the third quarter, we are tracking a bit behind the prior year, but are pleased with our first quarter’s performance. Our team remains focused on improving gross margins and earnings and providing value to our shareholders while delivering excellent solutions and services to our customers. We continue to make investments in our intellectual property portfolio in order to grow the Cloud Services and Financial Management Applications Segments of our business while continuing to focus on sales from our Technology Solutions Segment.”

Conference Call Reminder for Today

The Company will host a conference call today, Monday, May 16, 2011, at 4:15 P.M. Eastern Daylight Time to discuss the Company’s financial and operational results for the quarter ended March 31, 2011.

Conference Call Details

Date: Monday, May 16, 2011

Time: 4:15 P.M. (EDT)

Dial-in Number: 1-877-941-1427

International Dial-in Number: 1-480-629-9664

It is recommended that participants phone-in approximately 5 to 10 minutes prior to the start of the 4:15 P.M. call. A replay of the conference call will be available approximately 3 hours after the completion of the call for 30 days, until June 16, 2011. To listen to the replay, dial 1-480-629-9664 if calling within the U.S. or 1-480-629-9809 if calling internationally and enter the pass code 4436720.

The call is also being webcast and may be accessed at CSI’s website at http://viavid.net/dce.aspx?sid=0000853A. The webcast will be archived and accessible until June 16, 2011, on the Company website.

About Computer Software Innovations, Inc.

CSI provides software and technology solutions to public sector markets. CSI software solutions have established the Company as a major software provider in the southeast education market including through its award winning financial management solutions for the education and local government market sectors. CSI’s Version3 products, which include identity and access management and cloud based communication and collaboration solutions, expand CSI’s presence throughout the US. The CSI@K12 Education Cloud provides the education community with enterprise class, hosted voice, hosted email and hosted web solutions.

The CSI 21st Century Connected School solution has established the Company as a major technology provider to the southeast education market. CSI 21st Century Connected School is a seamless integration of instruction, collaboration, and network solutions. CSI financial management applications and the 21st Century Connected School solutions have been a significant factor in nearly doubling company revenue in the past four years to over $50 million and increasing education revenue contribution to approximately 90% of total revenue.

The CSI solution portfolio encompasses proprietary financial management software specialized for the public sector, lesson planning and identity and access management software, cloud-based communication and collaboration solutions, SharePoint development, network infrastructure and end device solutions, IP telephony and IP convergence applications, network management solutions and managed services, and interactive classroom technologies. More information about CSI (OTCBB: CSWI.OB) is available at www.csioutfitters.com

Financial Tables to Follow

COMPUTER SOFTWARE INNOVATIONS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(Amounts in thousands, except per share data)	For the Three Months Ended March 31,
	2011	2010
REVENUES
Financial Management Applications Segment	$3,313	$3,660
Cloud Services Segment	196	175
Technology Solutions Segment	6,574	6,558

Net sales and service revenue	10,083	10,393
COST OF SALES
Financial Management Applications Segment
Cost of sales, excluding depreciation, amortization and capitalization	1,969	1,888
Depreciation	26	28
Amortization of capitalized software costs	236	259
Capitalization of software costs	(291)	(243)

Total Financial Management Applications Segment cost of sales	1,940	1,932

Cloud Services Segment
Cost of sales, excluding depreciation, amortization and capitalization	564	461
Depreciation	48	6
Amortization of capitalized software costs	68	80
Capitalization of software costs	(112)	(197)

Total Cloud Services Segment cost of sales	568	350

Technology Solutions Segment
Cost of sales, excluding depreciation	5,854	5,739
Depreciation	24	23

Total Technology Solutions Segment cost of sales	5,878	5,762

Total cost of sales	8,386	8,044

Gross profit	1,697	2,349
OPERATING EXPENSES
Research and development	26	39
Selling costs	1,197	1,058
Marketing costs	129	161
Stock based (non-employee wage) compensation	8	21
Professional and legal compliance costs	71	163
Depreciation and amortization	106	149
Other general and administrative expenses	873	907

Total operating expenses	2,410	2,498

Operating loss	(713)	(149)
OTHER INCOME (EXPENSE)
Interest expense	(42)	(72)
Loss on disposal of property and equipment	—	(1)

Other expense	(42)	(73)

Loss before income taxes	(755)	(222)
INCOME TAX BENEFIT	(209)	(53)

NET LOSS	$(546)	$(169)

BASIC LOSS PER SHARE	$(0.08)	$(0.03)

DILUTED LOSS PER SHARE	$(0.08)	$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING:
– Basic	6,554	6,461

– Diluted	6,554	6,461

COMPUTER SOFTWARE INNOVATIONS, INC.

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)	March 31, 2011 (Unaudited)	December 31, 2010
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$842	$1,578
Accounts receivable, net	7,391	8,681
Inventories	838	558
Prepaid expenses	263	159
Income taxes receivable	534	284

Total current assets	9,868	11,260

PROPERTY AND EQUIPMENT, net	1,093	1,033
COMPUTER SOFTWARE COSTS, net	2,943	2,844
GOODWILL	2,431	2,431
OTHER INTANGIBLE ASSETS, net	2,307	2,359

Total assets	$18,642	$19,927

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$2,836	$2,600
Deferred revenue	7,107	8,014
Deferred tax liability	749	693
Bank line of credit	—	—
Notes payable	459	456
Current portion of subordinated notes payable to shareholders	59	58

Total current liabilities	11,210	11,821

LONG-TERM DEFERRED TAX LIABILITY, net	205	226
NOTES PAYABLE, less current portion	503	618
SUBORDINATED NOTES PAYABLE TO SHAREHOLDERS, less current portion	763	783

Total liabilities	12,681	13,448

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY
Preferred stock - $0.001 par value; 15,000 shares authorized; 6,740 shares issued and outstanding	7	7
Common stock - $0.001 par value; 40,000 shares authorized; 6,563 and 6,552 shares issued and outstanding, respectively	7	7
Additional paid-in capital	9,257	9,249
Accumulated deficit	(3,246)	(2,700)
Unearned stock compensation	(64)	(84)

Total shareholders’ equity	5,961	6,479

Total liabilities and shareholders’ equity	$18,642	$19,927

COMPUTER SOFTWARE INNOVATIONS, INC.

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY

(UNAUDITED)

(Amounts in thousands)	Common Stock	Preferred Stock	Additional Paid-In Capital	Accumulated Deficit	Unearned Stock Compensation	Total
Balances at December 31, 2010	$7	$7	$9,249	$(2,700)	$(84)	$6,479
Common stock based compensation	—	—	8	—	—	8
Stock option based compensation	—	—	—	—	20	20
Net loss for the three months ended March 31, 2011	—	—	—	(546)	—	(546)

Balances at March 31, 2011	$7	$7	$9,257	$(3,246)	$(64)	$5,961

COMPUTER SOFTWARE INNOVATIONS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(Amounts in thousands)	Three Months Ended
	March 31, 2011	March 31, 2010
OPERATING ACTIVITIES
Net loss	$(546)	$(169)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization	508	545
Stock compensation expense, net	28	31
Deferred income taxes	35	16
Loss on disposal of property and equipment	—	1
Changes in deferred and accrued amounts
Accounts receivable	1,290	358
Inventories	(280)	478
Prepaid expenses	(104)	(39)
Accounts payable	236	368
Deferred revenue	(907)	(224)
Income taxes receivable/payable	(250)	(85)

Net cash provided by operating activities	10	1,280

INVESTING ACTIVITIES
Purchases of property and equipment	(212)	(102)
Capitalization of computer software	(403)	(443)

Net cash used for investing activities	(615)	(545)

FINANCING ACTIVITIES
Repayments of notes payable	(131)	(117)

Net cash used for financing activities	(131)	(117)

Net change in cash and cash equivalents	(736)	618
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,578	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$842	$618

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$42	$72
Income Taxes	$5	$18

Non-GAAP Financial Measure: Explanation and Reconciliation of EBITDA

EBITDA is a non-GAAP financial measure used by management, lenders and certain investors as a supplemental measure in the evaluation of some aspects of a corporation’s financial position and core operating performance. Investors sometimes use EBITDA as it allows for some level of comparability of profitability trends between those businesses differing as to capital structure and capital intensity by removing the impacts of depreciation and amortization. EBITDA also does not include changes in major working capital items such as receivables, inventory and payables, which can also indicate a significant need for, or source of, cash. Since decisions regarding capital investment and financing and changes in working capital components can have a significant impact on cash flow, EBITDA is not a good indicator of a business’s cash flows. We use EBITDA for evaluating the relative underlying performance of the Company’s core operations and for planning purposes, including a review of this indicator and discussion of potential targets in the preparation of annual operating budgets. We calculate EBITDA by adjusting net income or loss to exclude net interest expense, income tax expense or benefit, and depreciation and amortization, thus the term “Earnings Before Interest, Taxes, Depreciation and Amortization” and the acronym “EBITDA.”

EBITDA is presented as additional information because management believes it to be a useful supplemental analytic measure of financial performance of our core business, and as it is frequently requested by sophisticated investors. However, management recognizes it is no substitute for GAAP measures and should not be relied upon as an indicator of financial performance separate from GAAP measures (as discussed further below).

“Adjusted EBITDA or “Financing EBITDA” is a non-GAAP financial measure used in our calculation and determination of compliance with debt covenants related to our bank credit facilities. Adjusted EBITDA is also used as a representation as to how EBITDA might be adjusted by potential lenders for financing decisions and our ability to service debt. However, such decisions would not exclude those other items impacting cash flow which are excluded from EBITDA, as noted above. Adjusted EBITDA is defined as net income or loss adjusted for net interest expense, income tax expense or benefit, depreciation, amortization, and also certain additional items allowed to be excluded from our debt covenant calculation including other non-cash items such as operating non-cash compensation expense (such as stock-based compensation), and the Company’s initial reorganization or restructuring related costs, unrealized gain or loss on financial instrument (non-cash related) and gain or loss on the disposal of fixed assets. While we evaluate the Company’s performance against debt covenants on this basis, investors should not presume the excluded items to be one-time costs. If the Company were to enter into additional capital transactions, for example, in connection with a significant acquisition or merger, similar costs could reoccur. In addition, the ongoing impact of those costs would be considered in, and potential financings based on, projections of future operating performance which would include the impact of financing such costs.

We believe the presentation of Adjusted EBITDA is important as an indicator of our ability to obtain additional financing for the business, not only for working capital purposes, but particularly as acquisitions are anticipated as a part of our growth strategy. Accordingly, a significant part of our success may rely on our ability to finance acquisitions.

When evaluating EBITDA and Adjusted EBITDA, investors should consider, among other things, increasing and decreasing trends in both measures and how they compare to levels of debt and interest expense, ongoing investing activities, other financing activities and changes in working capital needs. Moreover, these measures should not be construed as alternatives to net income (as an indicator of operating performance) or cash flows (as a measure of liquidity) as determined in accordance with GAAP.

While some investors use EBITDA to compare between companies with different investment and capital structures, all companies do not calculate EBITDA or Adjusted EBITDA in the same manner. Accordingly, the EBITDA and Adjusted EBITDA measures presented below may not be comparable to similarly titled measures of other companies.

A reconciliation of Net Income reported under GAAP to EBITDA and Adjusted (Financing) EBITDA is provided below:

	Three Months Ended
	March 31, 2011	March 31, 2010
Reconciliation of net loss per GAAP to EBITDA and Adjusted (Financing) EBITDA:
Net loss per GAAP	$(546)	$(169)
Adjustments:
Income tax benefit	(209)	(53)
Interest expense, net	42	72
Depreciation and amortization of property and equipment and intangible assets (excluding Software development)	204	206
Amortization of software development costs	304	339

EBITDA	$(205)	$395

Adjustments to EBITDA to exclude those items excluded in loan covenant calculations:
Stock based compensation (non-cash portion)	8	21

Adjusted (Financing) EBITDA	$(197)	$416

Forward-Looking and Cautionary Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Among other things, these statements relate to our financial condition, results of operations and future business plans, operations, opportunities and prospects. In addition, we and our representatives may from time to time make written or oral forward-looking statements, including statements contained in filings with the Securities and Exchange Commission and in our reports to stockholders. These forward-looking statements are generally identified by the words or phrases “may,” “could,” “should,” “expect,” “anticipate,” “plan,” “believe,” “seek,” “estimate,” “predict,” “project” or words of similar import. These forward-looking statements are based upon our current knowledge and assumptions about future events and involve risks and uncertainties that could cause our actual results, performance or achievements to be materially different from any anticipated results, prospects, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not guarantees of future performance. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date that we make them. We do not undertake to update any forward-looking statement that may be made from time to time by or on our behalf.

In our most recent Form 10-K, we have included risk factors and uncertainties that might cause differences between anticipated and actual future results. We have attempted to identify, in context, some of the factors that we currently believe may cause actual future experience and results to differ from our current expectations regarding the relevant matter or subject area. The operations and results of our software and systems integration businesses also may be subject to the effects of other risks and uncertainties, including, but not limited to:

•	a reduction in anticipated sales;

•	an inability to perform customer contracts at anticipated cost levels;

•	our ability to otherwise meet the operating goals established by our business plan;

•	market acceptance of our new software, technology and services offerings;

•	an economic downturn; and

•	changes in the competitive marketplace and/or customer requirements.

Contacts:

Company Contact: David Dechant

Computer Software Innovations, Inc.

(864) 855-3900

ddechant@csioutfitters.com